Exhibit 10.1

EXTENSION TO THE AMENDMENT TO DEBENTURES AND WARRANTS AGREEMENT AND WAIVER

THIS EXTENSION dated as of December 15, 2009 (the “Extension”) TO THE AMENDMENT TO DEBENTURES AND WARRANTS, AGREEMENT AND WAIVER dated  October 19, 2009 (the “Amendment”) by and among Cordex Pharma, Inc., a Nevada corporation (the “Company”), f/k/a Duska Therapeutics, Inc., a Nevada corporation (“Duska”), and the Company’s subsidiary Duska Scientific Co., a Delaware corporation (such subsidiary, the “Guarantor” and together with the Company, the “Debtors”), on the one hand, and Platinum Montaur Life Sciences, LLC (“PMLS”), Platinum Long Term Growth VI, LLC (“PLTG”), Firebird Global Master Fund Ltd. (“FGMF”), Firebird Global Master Fund II Ltd. (“FGMF II”), ICON Capital Partners, LP (“ICP”) and Philip and Debra Sobol trust (“PDST”) and BridgePointe Master Fund Ltd. (“BridgePointe,” together with PMLS, PLTG, FGMF, FGMF II and PDST, each individually referred to as a “Holder” and collectively as the “Holders”), on the other hand.  Capitalized terms not defined in this Agreement shall have the meanings ascribed to such terms in the Amendment.

WHEREAS, the parties entered into the Amendment, which amended certain provisions of the Debentures and Warrants;

WHEREAS, the Company and the Holders now desire that the terms of the Debentures be further amended to redefine the Maturity Date of the Debentures to mean December 15, 2009, in order to facilitate the Company’s current negotiations in which the Holders may benefit, and have entered into this Extension to document their agreement regarding such further amendment.

NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned parties hereby agree as follows:

1.

Incorporation of Preliminary Statements. The Recitals set forth above by this reference hereto are hereby incorporated into this Extension.

2.

Debenture Amendment. The “Maturity Date” in the Debentures is hereby redefined to mean January 8, 2010.

3.

Execution and Counterparts. This Extension may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart.  In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing

(or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

4.

Governing Law and Venue.  All questions concerning the construction, validity, enforcement and interpretation of this Extension and the venue for court actions shall be determined in accordance with the provisions of the Agreement.

5.

Severability. If any term, provision, covenant or restriction of this Extension is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

6.

Release.  The Debtors hereby knowingly and voluntarily forever release, acquit and discharge the Holders from and of any and all claims that the Holders, their affiliates or their agents are in any way responsible for the past or current condition or deterioration of the business operations and/or financial condition of the Debtors, and from any and of any and all claims that the Holders breached any agreement to loan money or make other financial accommodations available to the Debtors or to fund any operations of the Debtors at any time.  The Debtors also hereby knowingly and voluntarily forever release, aquit and discharge the Holders (and their affiliates and agents) from any and of any and all other claims, damages, losses, actions, counterclaims, suits, judgments, obligations, liabilities, defenses, affirmative defenses, setoffs, and demands of any kind or nature whatsoever, in law or in equity, whether presently known or unknown, which the Debtors may have had, now have, or which it can, shall or may have for, upon or by reason of any matter, course or thing whatsoever relating to, arising out of, based upon, or in any manner connected with, any transaction, event, circumstance, action, existed, was take, permitted, begun, or otherwise related or connected to or with any or all of the obligations under Debentures, the Amendment, this Extension and any or all of the Transaction Documents, and/or any director or indirect action or omission of the Holders related of the Transaction Documents.  The Debtors further agree that from and after the date hereof, it will not assert to any person or entity that any deterioration of the business operations or financial condition of the Debtors was caused by any breach or wrongful act of the Holders (and their affiliates or agents) that occurred prior to the date hereof.

7.

Headings. The headings in this Extension are for convenience only, do not constitute a part of this Extension and shall not be deemed to limit or affect any of the provisions hereof.

8.

Extension Not Effective Until All Parties Agree.  The amendments herein shall not be effective unless and until the Company, its undersigned subsidiaries and all of the Holders shall have agreed to the terms and conditions hereunder.

IN WITNESS WHEREOF, the parties have duly executed this Extension as of the date first written above.

Company:

CORDEX PHARMA, INC.

By: _______________________

Name: James Kuo, M.D., MBA

Title: Chief Executive Officer

Guarantor:

DUSKA SCIENTIFIC CO.

By: _______________________

Name: James Kuo, M.D., MBA

Title: Chief Executive Officer

[signature page of Holders follows]

 Holders:

BRIDGEPOINTE MASTER FUND LTD.

By: -_____________________

Name: _____________________________
Title: _____________________________

PLATINUM MONTAUR LIFE SCIENCES

By: _______________________

Name: _____________________________
Title: _____________________________

PLATINUM LONG TERM GROWTH VI

By: _______________________

Name: _____________________________
Title: _____________________________

FIREBIRD GLOBAL MASTER FUND LTD.

By: _______________________

Name: _____________________________
Title: _____________________________

FIREBIRD GLOBAL MASTER FUND II LTD.

By: _______________________

Name: _____________________________
Title: _____________________________

ICON CAPITAL PARTNERS, LP

By: _______________________

Name: _____________________________
Title:______________________________

PHILIP AND DEBRA SOBOL TRUST

By: _______________________

Name: _____________________________
Title: _____________________________

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